WARRANT	12 Months Ended
Jun. 30, 2020
WARRANTS [Abstract]
WARRANT
28.	WARRANT

On November 13, 2017, as amended on April 30, 2018, December 28, 2018 and December 27, 2019, the Group issued to Amazon.com NV Investment Holdings LLC, a subsidiary of Amazon.com, Inc. (“Amazon”), a 10-year warrant to acquire approximately 1,429,303 of our Series B Preference Shares and approximately 14,437.4049 of our Series C Preference Shares, totaling 1,443,740 shares, representing 10.0% of our equity on a fully diluted and as-converted basis as of the date of issuance of the warrant. The warrant is exercisable, either for cash or on a net issuance basis, at a price per share equal to the initial public offering per share in this offering.

The Series B and C Preference shares subject to the warrant vest on an incremental basis upon the satisfaction of specified milestones that are tied to payments made by Amazon or its affiliates in connection with the purchase of services from us during a seven and a half year period ending on June 30, 2024, and the warrant will become fully vested when a cumulative total of $600 million is paid by Amazon or its affiliates to us during this period. The vesting is partially accelerated in the event of a reorganization transaction (as defined in the warrant).The warrant is exercisable, either for cash or on a net issuance basis, at a price per share equal to:

•	If, prior to June 30, 2018, no qualified IPO or qualified valuation event (each as defined in the warrant) occurs, the price will be $15.00,

•
If neither a qualified IPO nor a qualified valuation event has occurred on or prior to June 30, 2018, but a qualified IPO or an M&A event occurs after June 30, 2018 but on or prior to December 31, 2019, the exercise price was the lower of (i) $15.00 and (ii) as applicable: (x) the price established in respect of such IPO; or (y) 85% of the price per warrant share implied by the M&A event.

On December 27, 2019, the Warrant agreement was amended to change the exercise price to $11.20.

The common shares subject to the warrant vest on an incremental basis upon the satisfaction of specified milestones that are tied to payments made by Amazon or its affiliates in connection with the purchase of services from us during a seven and a half year period ending on June 30, 2024, and the warrant will become fully vested when a cumulative total of $600 million is paid by Amazon or its affiliates to us during this period. The vesting is partially accelerated in the event of a reorganization transaction (as defined in the warrant).

On March 16, 2018, the Company effected a reverse stock split which had an impact on employee stock option plans as well as the warrants associated with the Amazon warrant. As a result of the stock split, the number of common shares subject to the warrant was reduced based on the original agreement from 1,611,944 to 1,443,740 as per the amended agreement.

The exercise price and the number of shares issuable upon exercise of the warrant are subject to customary anti-dilution adjustments.

Amazon is entitled to customary shelf and piggy-back registration rights with respect to the shares issued upon exercise of the warrant. Amazon may not transfer the warrant except to a wholly-owned subsidiary of Amazon.

The Group opted to use the Monte Carlo simulation for calculating the value of the warrants at June 2020 and June 2019. The use of the Monte Carlo Simulation is appropriate for stock warrants where the complexity of the option may lend itself to outcomes based upon multiple different scenarios.

The Company estimated the fair value of warrants on the date of the grant (December 2017) at $6.935 using the Black Scholes valuation model. The model also requires the use of certain other estimates and assumptions that affect the reported amount of share-based payments cost recognized in the profit or loss:

Expected term

The expected term of options granted is ten years starting November 13, 2017 and ending November 12, 2027.

Volatility

Management used average volatility of comparable listed companies as 47.7%.

Expected dividends

The expected average dividend yield is 0% for the year ended June 30, 2020. The Holding Company does not expect to pay any dividends in the foreseeable future.

Risk-free rate

The risk-free rate is the continuously compounded United States nominal treasury rate corresponding to the term of the option. The average risk-free rate used for options granted during the year ended June 30, 2020, was 1.20%.

There were no warrants cancelled or expired as of June 30, 2020 and June 30, 2019. At June 30, 2020, 288,748 warrants were vested based on the agreed upon revenue criteria. The Company recorded an additional warrant liability of $0.8 million during the year ended, June 30, 2020.

Based on the number of warrants expected to vest, the total fair value of the warrant liability included in other non-current liabilities at date of issue is $4.0 million.

In June 2019, the Company revalued the warrant liability to account for the change in the fair market value of the organization. The updated fair value of warrants on June 30, 2019 of $1.04 is based on the Monte Carlo simulation. Based on the number of warrants expected to vest, the total fair value of the warrant liability included in other non-current liabilities at June 30, 2019 is approximately $0.8 million.

In June 2020, the Company revalued the warrant liability to account for the change in the fair market value of the organization. The updated fair value of warrants on June 30, 2020 of $3.85 is based on the Monte Carlo simulation. Based on the number of warrants expected to vest, the total fair value of the warrant liability included in other non-current liabilities at June 30, 2020 is approximately $3.9 million (see Note 14).

Warrant asset

Upon inception of this partnership with Amazon, the Company recorded both the warrant asset and liability. The Warrant Asset was initially recorded as $4.3 million. The asset will amortize on a pro rata basis, based on the revenues actually recognized. The Company recorded a reduction to revenue of approximately $0.7 million and $0.6 million during the year ended June 30, 2020 and June 30, 2019 respectively. The current balance of the warrant asset at June 30, 2020 is $2.6 million (June 30, 2019: $3.3 million).

Fair value hierarchy

The financial instruments carried at fair value have been categorized under the three levels of the IFRS fair value hierarchy as follows:

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Level 1 - Instruments valued using quoted prices in active markets are instruments where the fair value can be determined directly from prices which are quoted in active, liquid markets and where the instrument observed in the market is representative

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Level 2 - Instruments valued with valuation techniques using observable market data are instruments where the fair value can be determined by reference to similar instruments trading in active markets, or where a technique is used to derive the valuation but where all inputs to that technique are observable.

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Level 3 - Instruments valued using valuation techniques using market data which is not directly observable are instruments where the fair value cannot be determined directly by reference to market observable information, and some other pricing technique must be employed.  Instruments classified in this category have an element which is unobservable and which has a significant impact on the fair value.

Given these guidelines, the warrant liability associated with Amazon would be classified as a Level 3 liability.